Exhibit 99.1

October 30, 2018

FOR IMMEDIATE RELEASE

Media Contact:  Neil Shapiro (212) 271-3447

Investor Contact:  Joel Jeffrey  (212) 271-3610

www.stifel.com/investor-relations

STIFEL REPORTS THIRD QUARTER 2018 FINANCIAL RESULTS

•	Record net income available to common shareholders of $101.5 million, or $1.25 per diluted common share.
•	Net revenues of $738.3 million, increased 2.4% compared with the year-ago quarter.
•	Record net revenues in Global Wealth Management.
•	Non-GAAP net income available to common shareholders of $110.1 million, or $1.35 per diluted common share.
•	Record client assets of $289.1 billion, increased 9.2% compared with the year-ago quarter and 4.1% sequentially.
•	Non-GAAP return on tangible common equity of 25.2%.
•	Completed the acquisition of Business Bancshares, Inc.

ST. LOUIS, MO – Stifel Financial Corp. (NYSE: SF) today reported record net income available to common shareholders of $101.5 million, or $1.25 per diluted common share on net revenues of $738.3 million for the three months ended September 30, 2018, compared with net income available to common shareholders of $64.2 million, or $0.79 per diluted common share, on net revenues of $721.2 million for the third quarter of 2017.

For the three months ended September 30, 2018, the Company reported non-GAAP net income available to common shareholders of $110.1 million, or $1.35 per diluted common share. The Company’s reported GAAP net income for the three months ended September 30, 2018 was primarily impacted by merger-related expenses. Details discussed below and in the “Non-GAAP Financial Matters” section.

Chairman’s Comments

“I’m pleased with our results which highlight the strength of our diversified business model. Record Global Wealth Management revenue was driven by another record quarter for both net interest income and fee-based revenues. Additionally, our continued focus on recruiting resulted in the addition of 31 net new advisers, our highest quarterly increase in roughly 10 years, excluding acquisitions.  The increased operating leverage from the growth in our recurring revenue lines and our continued focus on cost discipline enabled us to overcome slower seasonal revenues and generate pre-tax margins of nearly 21%, double digit sequential EPS growth, as well as returns on common and tangible equity of 15.5% and 25.2% respectively. Year-to-date, our EPS is up nearly 50% as our pre-tax margins have improved by nearly 300 bps to 18.8%.  Looking forward, the momentum we are building in our recruiting efforts should help to drive revenue growth in our wealth management business and our investment banking pipelines remain strong. As such, assuming continued growth in the U.S. economy, I’m optimistic about our future,” stated Ronald J. Kruszewski, Chairman & CEO of Stifel.

Financial Highlights (Unaudited)	Three Months Ended
(in 000s, except per share data)	GAAP 9/30/18	GAAP 9/30/17	% Change	GAAP 6/30/18	% Change	Non-GAAP (1) 9/30/18	Non-GAAP (1) 9/30/17	% Change
Net revenues	$738,342	$721,169	2.4	$742,732	(0.6)	$738,367	$721,169	2.4
Net income	$103,858	$66,536	56.1	$87,287	19.0	$112,405	$73,949	52.0
Preferred dividend	2,343	2,343	—	2,344	n/m	2,343	2,343	—
Net income available to common shareholders	$101,515	$64,193	58.1	$84,943	19.5	$110,062	$71,606	53.7
Earnings per diluted common share	$1.27	$0.82	54.9	$1.07	18.7	$1.38	$0.91	51.6
Earnings per diluted common share available to common shareholders	$1.25	$0.79	58.2	$1.04	20.2	$1.35	$0.89	51.7
Compensation ratio	57.2%	62.2%		59.5%		56.5%	61.1%
Non-compensation ratio	23.8%	22.8%		24.5%		22.9%	22.1%
Pre-tax operating margin (2)	19.0%	15.0%		16.0%		20.6%	16.8%

For the nine months ended September 30, 2018, the Company reported net income available to common shareholders of $272.9 million, or $3.35 per diluted common share on net revenues of $2.2 billion, compared with net income available to common shareholders of $177.8 million, or $2.21 per diluted share, on net revenues of $2.1 billion for the nine months ended September 30, 2017. For the nine months ended September 30, 2018, the Company reported non-GAAP net income available to common shareholders of $302.7 million, or $3.72 per diluted common share.

Financial Highlights (Unaudited)	Nine Months Ended
(in 000s, except per share data)	GAAP 9/30/18	GAAP 9/30/17	% Change	Non-GAAP (1) 9/30/18	Non-GAAP (1) 9/30/17	% Change
Net revenues	$2,231,432	$2,122,347	5.1	$2,231,457	$2,124,331	5.0
Net income	$279,906	$184,859	51.4	$309,683	$209,789	47.6
Preferred dividend	7,031	7,031	—	7,031	7,031	—
Net income available to common shareholders	$272,875	$177,828	53.4	$302,652	$202,758	49.3
Earnings per diluted common share	$3.44	$2.29	50.2	$3.80	$2.60	46.2
Earnings per diluted common share available to common shareholders	$3.35	$2.21	51.6	$3.72	$2.52	47.6
Compensation ratio	59.3%	63.1%		58.7%	61.6%
Non-compensation ratio	23.8%	24.2%		22.5%	22.4%
Pre-tax operating margin (3)	16.9%	12.7%		18.8%	16.0%

Brokerage Revenues

Brokerage revenues, defined as commissions and principal transactions, were $241.2 million, a 3.4% decrease compared with the third quarter of 2017 and a 5.8% decrease compared with the second quarter of 2018.

	Three Months Ended
(in 000s)	9/30/18	9/30/17	% Change	6/30/18	% Change
Global Wealth Management	$158,818	$158,334	0.3	$159,290	(0.3)
Institutional brokerage:
Equity capital markets	43,904	45,209	(2.9)	45,266	(3.0)
Fixed income capital markets	38,446	46,079	(16.6)	51,330	(25.1)
Total institutional brokerage	82,350	91,288	(9.8)	96,596	(14.7)
Total brokerage revenues	$241,168	$249,622	(3.4)	$255,886	(5.8)
•	Global Wealth Management brokerage revenues were $158.8 million, a 0.3% increase compared with the third quarter of 2017 and a 0.3% decrease compared with the second quarter of 2018.
•	Institutional equity brokerage revenues were $43.9 million, a 2.9% decrease compared with the third quarter of 2017 and a 3.0% decrease compared with the second quarter of 2018.
•	Institutional fixed income brokerage revenues were $38.4 million, a 16.6% decrease compared with the third quarter of 2017 and a 25.1% decrease compared with the second quarter of 2018.

Investment Banking Revenues

Investment banking revenues were $169.0 million, a 7.1% decrease compared with the third quarter of 2017 and a 4.9% increase compared with the second quarter of 2018.

	Three Months Ended
(in 000s)	9/30/18	9/30/17	% Change	6/30/18	% Change
Capital raising:
Global Wealth Management	$7,722	$9,072	(14.9)	$7,968	(3.1)

Equity capital markets	65,000	43,277	50.2	44,087	47.4
Fixed income capital markets	20,553	27,573	(25.5)	22,025	(6.7)
Institutional Group	85,553	70,850	20.8	66,112	29.4
Total capital raising (4)	93,275	79,922	16.7	74,080	25.9
Advisory fees	75,717	101,982	(25.8)	87,004	(13.0)
Total investment banking	$168,992	$181,904	(7.1)	$161,084	4.9
•	Global Wealth Management capital raising revenues were $7.7 million, a 14.9% decrease compared with the third quarter of 2017 and a 3.1% decrease compared with the second quarter of 2018.
•	Institutional equity capital raising revenues were $65.0 million, a 50.2% increase compared with the third quarter of 2017 and a 47.4% increase compared with the second quarter of 2018.
•	Institutional fixed income capital raising revenues were $20.6 million, a 25.5% decrease compared with the third quarter of 2017 and a 6.7% decrease compared with the second quarter of 2018.
•	Advisory fee revenues were $75.7 million, a 25.8% decrease compared with the third quarter of 2017 and a 13.0% decrease compared with the second quarter of 2018.

Effective January 1, 2018, the Company adopted Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers, which provides accounting guidance on the recognition of revenues from contracts and requires gross presentation of certain costs that were previously offset against revenue. This change was applied prospectively from January 1, 2018 and there is no impact on our previously presented results. With our adoption of the new revenue recognition standard on January 1, 2018, capital raising and advisory fee revenues are no longer presented net of the related out-of-pocket deal expenses. As a result, capital raising and advisory fee revenues and other operating expenses are higher in the third quarter of 2018 by an identical $9.7 million, with no impact to net income.

Asset Management and Service Fee Revenues

Asset management and service fee revenues were a record $200.7 million, an 11.6% increase compared with the third quarter of 2017 and a 0.6% increase compared with the second quarter of 2018. The increase from the comparative period in 2017 is primarily attributable to the growth in fee-based accounts. See Asset Management and Service Fee Break-down table.

Net Interest Income

Record net interest income of $121.3 million, a 21.0% increase compared with the third quarter of 2017 and a 3.5% increase compared with the second quarter of 2018. The increase is primarily due to growth of interest-earning assets and interest-bearing liabilities, as well as higher interest rates.

•	Interest income was $169.8 million, a 44.0% increase compared with the third quarter of 2017 and a 9.9% increase compared with the second quarter of 2018.
•	Interest expense was $48.5 million, a 175.0% increase compared with the third quarter of 2017 and a 30.0% increase compared with the second quarter of 2018.

Compensation and Benefits Expenses

For the quarter ended September 30, 2018, compensation and benefits expenses were $422.3 million, which included $5.5 million of merger-related and severance expenses (non-GAAP adjustments). This compares with $448.4 million in the third quarter of 2017 and $442.2 million in the second quarter of 2018. Excluding the non-GAAP adjustments, compensation and benefits as a percentage of net revenues were 56.5% in the third quarter of 2018 (non-GAAP measure).

	Three Months Ended		Nine Months Ended
	9/30/18	9/30/17	9/30/18	9/30/17
GAAP compensation and benefits	$422,324	$448,410	$1,322,387	$1,338,673
As a percentage of net revenues	57.2%	62.2%	59.3%	63.1%
Non-GAAP adjustments: (5)
Merger-related and severance	(5,475)	(8,056)	(13,289)	(30,367)
Non-GAAP compensation and benefits	$416,849	$440,354	$1,309,098	$1,308,306
As a percentage of non-GAAP net revenues	56.5%	61.1%	58.7%	61.6%

Non-Compensation Operating Expenses

For the quarter ended September 30, 2018, non-compensation operating expenses were $175.5 million, which included $6.1 million of merger-related and litigation-related expenses (non-GAAP adjustments). This compares with $164.6 million in the third quarter of 2017 and $182.2 million in the second quarter of 2018. Excluding the non-GAAP adjustments, non-compensation operating expenses as a percentage of net revenues for the quarter ended September 30, 2018 were 22.9% (non-GAAP measure).

	Three Months Ended		Nine Months Ended
	9/30/18	9/30/17	9/30/18	9/30/17
GAAP non-compensation expenses	$175,488	$164,620	$530,614	$513,318
As a percentage of net revenues	23.8%	22.8%	23.8%	24.2%
Non-GAAP adjustments: (5)
Merger-related	(5,277)	(4,725)	(20,192)	(16,899)
Litigation-related	(774)	—	(6,774)	(20,000)
	(6,051)	(4,725)	(26,966)	(36,899)
Non-GAAP non-compensation expenses	$169,437	$159,895	$503,648	$476,419
As a percentage of non-GAAP net revenues	22.9%	22.1%	22.5%	22.4%

Provision for Income Taxes

The GAAP effective income tax rate for the quarter ended September 30, 2018 was 26.1%. This compares with an effective income tax rate of 38.5% for the third quarter of 2017 and 26.2% for the second quarter of 2018. The provision for income taxes for the three months ended September 30, 2018 was primarily impacted by the tax reform enacted in the fourth quarter of 2017 that, among other things, lowered the federal corporate income tax rate from 35% to 21%.

	Three Months Ended		Nine Months Ended
	9/30/18	9/30/17	9/30/18	9/30/17
GAAP provision for income taxes	$36,672	$41,603	$98,525	$85,497
GAAP effective tax rate	26.1%	38.5%	26.0%	31.6%
Non-GAAP adjustments: (5)
Merger-related, litigation-related, and severance	3,166	5,072	10,980	26,869
Other	(162)	—	(477)	—
Excess tax benefits from stock-based compensation	—	297	—	17,452
	3,004	5,369	10,503	44,321
Non-GAAP provision for income taxes	$39,676	$46,972	$109,028	$129,818
Non-GAAP effective tax rate	26.1%	38.9%	26.0%	38.2%

Conference Call Information

Stifel Financial Corp. will host its third quarter 2018 financial results conference call on Tuesday, October 30, 2018, at 5:00 p.m. Eastern time. The conference call may include forward-looking statements.

All interested parties are invited to listen to Stifel’s Chairman and CEO, Ronald J. Kruszewski, by dialing (800) 651-2240 and referencing conference ID #3667649. A live audio webcast of the call, as well as a presentation highlighting the Company’s results, will be available through the Company's web site, www.stifel.com. For those who cannot listen to the live broadcast, a replay of the broadcast will be available through the above-referenced web site beginning approximately one hour following the completion of the call.

Company Information

Stifel Financial Corp. (NYSE: SF) is a financial services holding company headquartered in St. Louis, Missouri, that conducts its banking, securities, and financial services business through several wholly owned subsidiaries. Stifel’s broker-dealer clients are served in the United States through Stifel, Nicolaus & Company, Incorporated; Keefe Bruyette & Woods, Inc.; Miller Buckfire & Co., LLC; and Century Securities Associates, Inc., and in the United Kingdom and Europe through Stifel Nicolaus Europe Limited. The Company’s broker-dealer affiliates provide securities brokerage, investment banking, trading, investment advisory, and related financial services to individual investors, professional money managers, businesses, and municipalities. Stifel Bank & Trust and Stifel Bank offer a full range of consumer and commercial lending solutions. Stifel Trust Company, N.A. and Stifel Trust Company Delaware, N.A. offer trust and related services. To learn more about Stifel, please visit the Company’s web site at www.stifel.com.

Forward-Looking Statements

This earnings release contains certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  All statements in this earnings release not dealing with historical results are forward-looking and are based on various assumptions.  The forward-looking statements in this earnings release are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements.  Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities:  the ability to successfully integrate acquired companies or the branch offices and financial advisors; a material adverse change in financial condition; the risk of borrower, depositor, and other customer attrition; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the companies’ operations, pricing, and services; and other risk factors referred to from time to time in filings made by Stifel Financial Corp. with the Securities and Exchange Commission.  Forward-looking statements speak only as to the date they are made. Stifel Financial Corp. disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Summary Results of Operations (Unaudited)
	Three Months Ended					Nine Months Ended
(in 000s, except per share amounts)	9/30/18	9/30/17	% Change	6/30/18	% Change	9/30/18	9/30/17	% Change
Revenues:
Commissions	$158,016	$162,612	(2.8)	$166,902	(5.3)	$490,693	$510,150	(3.8)
Principal transactions	83,152	87,010	(4.4)	88,984	(6.6)	269,918	299,570	(9.9)
Brokerage Revenues	241,168	249,622	(3.4)	255,886	(5.8)	760,611	809,720	(6.1)

Capital raising	93,295	79,922	16.7	74,059	26.0	246,044	256,638	(4.1)
Advisory fees	75,717	101,982	(25.8)	87,004	(13.0)	260,393	237,379	9.7
Investment banking	169,012	181,904	(7.1)	161,063	4.9	506,437	494,017	2.5
Asset management and service fees	200,743	179,848	11.6	199,568	0.6	596,112	515,501	15.6
Other income	6,127	9,558	(35.9)	9,073	(32.5)	18,557	25,508	(27.3)
Operating Revenue	617,050	620,932	(0.6)	625,590	(1.4)	1,881,717	1,844,746	2.0
Interest Revenue	169,760	117,862	44.0	154,421	9.9	461,915	327,766	40.9
Total Revenue	786,810	738,794	6.5	780,011	0.9	2,343,632	2,172,512	7.9
Interest Expense	48,468	17,625	175.0	37,279	30.0	112,200	50,165	123.7
Net Revenue	738,342	721,169	2.4	742,732	(0.6)	2,231,432	2,122,347	5.1

Non-interest Expenses:
Compensation and benefits	422,324	448,410	(5.8)	442,170	(4.5)	1,322,387	1,338,673	(1.2)
Occupancy and equipment rental	54,035	57,427	(5.9)	53,596	0.8	165,226	167,864	(1.6)
Communication and office supplies	33,330	34,650	(3.8)	36,639	(9.0)	103,468	102,686	0.8
Commissions and floor brokerage	11,338	11,232	0.9	10,095	12.3	30,798	33,187	(7.2)
Provision for loan losses	6,924	7,990	(13.3)	4,277	61.9	13,244	19,980	(33.7)
Other operating expenses	69,861	53,321	31.0	77,608	(10.0)	217,878	189,601	14.9
Total non-interest expenses	597,812	613,030	(2.5)	624,385	(4.3)	1,853,001	1,851,991	0.1
Income before income taxes	140,530	108,139	30.0	118,347	18.7	378,431	270,356	40.0
Provision for income taxes	36,672	41,603	(11.9)	31,060	18.1	98,525	85,497	15.2
Net income	103,858	66,536	56.1	87,287	19.0	279,906	184,859	51.4
Preferred dividends	2,343	2,343	—	2,344	n/m	7,031	7,031	—
Net income available to common shareholders	$101,515	$64,193	58.1	$84,943	19.5	$272,875	$177,828	53.4
Earnings per common share:
Basic	$1.41	$0.94	50.0	$1.18	19.5	$3.80	$2.60	46.2
Diluted	$1.25	$0.79	58.2	$1.04	20.2	$3.35	$2.21	51.6

Weighted average number of common shares outstanding:
Basic	71,919	68,522	5.0	71,692	0.3	71,824	68,488	4.9
Diluted	81,484	80,881	0.7	81,299	0.2	81,425	80,562	1.1

Cash dividends declared per common share	$0.12	$0.10	20.0	$0.12	—	$0.36	$0.10	260.0

Summary Segment Results (Unaudited)
	Three Months Ended					Nine Months Ended
(in 000s)	9/30/18	9/30/17	% Change	6/30/18	% Change	9/30/18	9/30/17	% Change
Net revenues:
Global Wealth Management	$498,161	$453,558	9.8	$497,327	0.2	$1,481,063	$1,348,280	9.8
Institutional Group	245,952	264,747	(7.1)	252,825	(2.7)	768,855	778,367	(1.2)
Other	(5,771)	2,864	(301.5)	(7,420)	22.2	(18,486)	(4,300)	(329.9)
Total net revenues	$738,342	$721,169	2.4	$742,732	(0.6)	$2,231,432	$2,122,347	5.1

Operating expenses:
Global Wealth Management	$314,784	$291,802	7.9	$309,432	1.7	$933,020	$891,235	4.7
Institutional Group	211,647	213,030	(0.6)	216,801	(2.4)	653,956	633,886	3.2
Other	71,381	108,198	(34.0)	98,152	(27.3)	266,025	326,870	(18.6)
Total operating expenses	$597,812	$613,030	(2.5)	$624,385	(4.3)	$1,853,001	$1,851,991	0.1

Operating contribution:
Global Wealth Management	$183,377	$161,756	13.4	$187,895	(2.4)	$548,043	$457,045	19.9
Institutional Group	34,305	51,717	(33.7)	36,024	(4.8)	114,899	144,481	(20.5)
Other	(77,152)	(105,334)	(26.8)	(105,572)	(26.9)	(284,511)	(331,170)	(14.1)
Income before income taxes	$140,530	$108,139	30.0	$118,347	18.7	$378,431	$270,356	40.0

As a percentage of net revenues:
Compensation and benefits
Global Wealth Management	48.5	49.1		47.8		48.7	50.5
Institutional Group	59.4	60.0		59.3		59.2	60.0
Non-comp. operating expenses
Global Wealth Management	14.7	15.2		14.4		14.3	15.6
Institutional Group	26.7	20.5		26.5		25.9	21.4
Income before income taxes
Global Wealth Management	36.8	35.7		37.8		37.0	33.9
Institutional Group	13.9	19.5		14.2		14.9	18.6
Consolidated pre-tax margin	19.0	15.0		16.0		16.9	12.7

Stifel Financial Corp.

Financial metrics (unaudited):	As of and For the Three Months Ended
(in 000s, except percentages and per share amounts)	9/30/18	9/30/17	6/30/18
Total assets	$23,760,048	$20,484,080	$22,608,169
Total equity	3,161,569	2,932,405	2,954,362
Book value per common share	$41.25	$40.67	$39.34
Return on common equity (6)	14.3%	9.7%	12.5%
Non-GAAP return on common equity (1) (6)	15.5%	10.8%	14.5%
Return on tangible common equity (7)	23.3%	16.1%	20.7%
Non-GAAP return on tangible common equity (1) (7)	25.2%	17.8%	24.0%
Tier 1 common capital ratio (8)	16.6%	18.3%	16.4%
Tier 1 risk based capital ratio (8)	17.9%	20.5%	18.4%
Tier 1 leverage capital ratio (8)	9.6%	10.4%	9.5%
Pre-tax margin on net revenues	19.0%	15.0%	16.0%
Non-GAAP pre-tax margin on net revenues (1) (2)	20.6%	16.8%	18.5%
Effective tax rate	26.1%	38.5%	26.2%
Non-GAAP effective tax rate (1)	26.1%	38.9%	26.2%

Statistical Information (unaudited):	As of and For the Three Months Ended
(in 000s, except financial advisors and locations)	9/30/18	9/30/17	% Change	6/30/18	% Change
Financial advisors (9)	2,298	2,252	2.0	2,267	1.4
Locations	404	395	2.3	398	1.5
Total client assets	$289,136,000	$264,717,000	9.2	$277,708,000	4.1
Fee-based client assets	$96,008,000	$82,999,000	15.7	$91,275,000	5.2
Client money market and insured product	$15,121,000	$17,420,000	(13.2)	$15,703,000	(3.7)
Secured client lending (10)	$3,185,710	$3,037,158	4.9	$3,174,639	0.3

	Asset Management and Service Fee Break-down (unaudited)
Asset Management and Service Fee Revenues:	Three Months Ended
(in 000s)	9/30/18	9/30/17	% Change	6/30/18	% Change
Private Client Group (11)	$152,021	$130,351	16.6	$149,457	1.7
Asset Management	27,555	26,252	5.0	27,606	(0.2)
Third-party Bank Sweep Program	11,029	13,355	(17.4)	11,601	(4.9)
Other (12)	10,138	9,890	2.5	10,904	(7.0)
Total asset management and service fee revenues	$200,743	$179,848	11.6	$199,568	0.6

Fee-based Assets:	Three Months Ended
(in millions)	9/30/18	9/30/17	% Change	6/30/18	% Change
Private Client Group (11)	$71,463	$61,595	16.0	$67,807	5.4
Asset Management	31,091	28,787	8.0	29,679	4.8
Elimination (13)	(6,546)	(7,383)	(11.3)	(6,211)	5.4
Total fee-based assets	$96,008	$82,999	15.7	$91,275	5.2

Individual Program Banks	$2,953	$4,530	(34.8)	$3,153	(6.3)

ROA (bps) (14)
Private Client Group (11)	89.7	89.7		90.2
Asset Management	35.5	36.5		37.2
Individual Program Banks	134.0	109.2		134.0

Stifel Bancorp, Inc (15) - a component of Global Wealth Management

Selected operating data (unaudited):	Three Months Ended					Nine Months Ended
(in 000s, except percentages)	9/30/18	9/30/17	% Change	6/30/18	% Change	9/30/18	9/30/17	% Change
Net Interest Income	$116,204	$97,300	19.4	$114,200	1.8	$338,031	$272,114	24.2
Bank loan loss provision	6,924	7,990	(13.3)	4,277	61.9	13,244	19,980	(33.7)
Charge-offs	—	—	n/m	—	n/m	(14)	2,953	n/m
Net Interest Margin	2.87%	2.80%	2.5	2.97%	(3.4)	2.91%	2.74%	6.2

Financial Metrics (unaudited):	As of
(in 000s, except percentages)	9/30/18	9/30/17	6/30/18
Total Assets	$16,989,337	$14,538,750	$15,844,499
Total Equity	1,185,935	1,019,257	1,089,624
Total Loans, net (includes loans held for sale)	8,516,052	6,949,369	7,557,982
Total Deposits	14,502,952	12,883,961	13,890,849
Available-for-sale securities, at fair value	3,343,170	3,687,248	3,468,832
Held-to-maturity securities, at amortized cost	4,562,021	3,550,962	4,516,441
Residential real estate	2,792,269	2,517,543	2,703,935
Commercial and industrial	3,127,435	2,380,417	2,677,096
Securities-based loans	1,836,450	1,839,981	1,845,592
Commercial real estate	328,814	78,614	127,253
Loans held for sale	262,063	166,335	210,611
Stifel Bank & Trust:
Common equity tier 1 capital ratio (8)	14.2%	14.4%	14.4%
Tier 1 capital ratio (8)	14.2%	14.4%	14.4%
Total capital ratio (8)	15.2%	15.3%	15.4%
Tier 1 leverage ratio (8)	7.0%	7.1%	7.2%
Stifel Bank:
Common equity tier 1 capital ratio (8)	13.8%	n/a	n/a
Tier 1 capital ratio (8)	13.8%	n/a	n/a
Total capital ratio (8)	15.0%	n/a	n/a
Tier 1 leverage ratio (8)	12.5%	n/a	n/a

Credit Metrics:
Allowance for loan losses	$80,700	$62,229	$73,775
Allowance as a percentage of retained loans	0.97%	0.92%	0.99%
Net charge-offs as a percentage of average loans	0.00%	0.00%	0.00%
Total nonperforming assets	$24,352	$21,776	$18,696
Nonperforming assets as % of total assets	0.14%	0.15%	0.12%

	Global Wealth Management Summary Results of Operations (Unaudited)
	Three Months Ended					Nine Months Ended
(in 000s)	9/30/18	9/30/17	% Change	6/30/18	% Change	9/30/18	9/30/17	% Change
Revenues:
Commissions	$117,795	$115,410	2.1	$118,129	(0.3)	$355,129	$356,331	(0.3)
Principal transactions	41,023	42,924	(4.4)	41,161	(0.3)	125,713	141,582	(11.2)
Brokerage revenues	158,818	158,334	0.3	159,290	(0.3)	480,842	497,913	(3.4)

Asset management and service fees	200,735	179,830	11.6	199,557	0.6	596,081	515,383	15.7
Net interest	127,341	102,831	23.8	124,987	1.9	370,783	288,224	28.6
Investment banking	7,722	9,072	(14.9)	8,049	(4.1)	23,459	31,567	(25.7)
Other income	3,545	3,491	1.5	5,444	(34.9)	9,898	15,193	(34.9)
Net revenues	498,161	453,558	9.8	497,327	0.2	1,481,063	1,348,280	9.8
Non-interest expenses:
Compensation and benefits	241,713	222,621	8.6	237,879	1.6	721,352	680,250	6.0
Non-compensation operating expenses	73,071	69,181	5.6	71,553	2.1	211,668	210,985	0.3
Total non-interest expenses	314,784	291,802	7.9	309,432	1.7	933,020	891,235	4.7
Income before income taxes	$183,377	$161,756	13.4	$187,895	(2.4)	$548,043	$457,045	19.9

As a percentage of net revenues:
Compensation and benefits	48.5	49.1		47.8		48.7	50.5
Non-compensation operating expenses	14.7	15.2		14.4		14.3	15.6
Income before income taxes	36.8	35.7		37.8		37.0	33.9

	Institutional Group Summary Results of Operations (Unaudited)
	Three Months Ended					Nine Months Ended
(in 000s)	9/30/18	9/30/17	% Change	6/30/18	% Change	9/30/18	9/30/17	% Change
Revenues:
Commissions	$40,220	$47,202	(14.8)	$48,773	(17.5)	$135,563	$153,819	(11.9)
Principal transactions	42,130	44,086	(4.4)	47,823	(11.9)	144,206	157,988	(8.7)
Brokerage revenues	82,350	91,288	(9.8)	96,596	(14.7)	279,769	311,807	(10.3)
Capital raising	85,553	70,850	20.8	66,112	29.4	222,666	225,071	(1.1)
Advisory fees	75,717	101,982	(25.8)	86,922	(12.9)	260,312	237,379	9.7
Investment banking	161,270	172,832	(6.7)	153,034	5.4	482,978	462,450	4.4
Other (16)	2,332	627	271.9	3,195	(27.0)	6,108	4,110	48.6
Net revenues	245,952	264,747	(7.1)	252,825	(2.7)	768,855	778,367	(1.2)
Non-interest expenses:
Compensation and benefits	146,187	158,926	(8.0)	149,984	(2.5)	455,515	467,098	(2.5)
Non-compensation operating expenses	65,460	54,104	21.0	66,817	(2.0)	198,441	166,788	19.0
Total non-interest expenses	211,647	213,030	(0.6)	216,801	(2.4)	653,956	633,886	3.2
Income before income taxes	$34,305	$51,717	(33.7)	$36,024	(4.8)	$114,899	$144,481	(20.5)

As a percentage of net revenues:
Compensation and benefits	59.4	60.0		59.3		59.2	60.0
Non-compensation operating expenses	26.7	20.5		26.5		25.9	21.4
Income before income taxes	13.9	19.5		14.2		14.9	18.6

Non-GAAP Financial Measures

The Company utilized certain non-GAAP calculations as additional measures to aid in understanding and analyzing the Company’s financial results for the three and nine months ended September 30, 2018 and 2017 and the three months ended June 30, 2018. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s core operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the Company’s current financial performance. The non-GAAP financial information should be considered in addition to, not as a substitute for or as being superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with GAAP. These non-GAAP measures primarily exclude expenses which management believes are, in some instances, non-recurring and not representative of on-going business.

A limitation of utilizing these non-GAAP measures is that the GAAP accounting effects of these charges do, in fact, reflect the underlying financial results of the Company’s business and these effects should not be ignored in evaluating and analyzing its financial results. Therefore, the Company believes that GAAP measures and the same respective non-GAAP measures of the Company’s financial performance should be considered together.

The following table provides details with respect to reconciling net income and earnings per diluted common share on a GAAP basis for the three and nine months ended September 30, 2018 and 2017 and the three months ended June 30, 2018 to net income and earnings per diluted common share on a non-GAAP basis for the same period.

	Three Months Ended			Nine Months Ended
(in 000s)	9/30/18	9/30/17	6/30/18	9/30/18	9/30/17
GAAP net income	$103,858	$66,536	$87,287	$279,906	$184,859
Preferred dividend	2,343	2,343	2,344	7,031	7,031
Net income available to common shareholders	101,515	64,193	84,943	272,875	177,828

Non-GAAP adjustments:
Merger-related (17)	10,777	10,244	12,776	33,506	39,758
Severance	—	2,538	—	—	9,493
Litigation-related (18)	774	—	6,000	6,774	20,000
Provision for income taxes (19)	(3,004)	(5,369)	(4,932)	(10,503)	(44,321)
Total non-GAAP adjustments	8,547	7,413	13,844	29,777	24,930
Non-GAAP net income available to common shareholders	$110,062	$71,606	$98,787	$302,652	$202,758

Weighted average diluted shares outstanding	81,484	80,881	81,299	81,425	80,562

GAAP earnings per diluted common share	$1.27	$0.82	$1.07	$3.44	$2.29
Non-GAAP adjustments	0.11	0.09	0.17	0.36	0.31
Non-GAAP earnings per diluted common share	$1.38	$0.91	$1.24	$3.80	$2.60

GAAP earnings per diluted common share available to common shareholders	$1.25	$0.79	$1.04	$3.35	$2.21
Non-GAAP adjustments	0.10	0.10	0.18	0.37	0.31
Non-GAAP earnings per diluted common share available to common shareholders	$1.35	$0.89	$1.22	$3.72	$2.52

Footnotes

(1)	Reconciliations of the Company’s GAAP results to these non-GAAP measures are discussed within and under “Non-GAAP Financial Measures.”
(2)

Non-GAAP pre-tax margin for the three months ended September 30, 2018 of 20.6% is calculated by adding non-GAAP adjustments of $11.6 million to our GAAP income before income taxes of $140.5 million and dividing it by non-GAAP net revenues for the quarter of $738.4 million. Reconciliations of the Company’s GAAP results to certain non-GAAP measures is discussed within and under “Non-GAAP Financial Measures.”

(3)

Non-GAAP pre-tax margin for the nine months ended September 30, 2018 of 18.8% is calculated by adding non-GAAP adjustments of $40.3 million to our GAAP income before income taxes of $378.4 million and dividing it by non-GAAP net revenues for the quarter of $2.2 billion. Reconciliations of the Company’s GAAP results to certain non-GAAP measures is discussed within and under “Non-GAAP Financial Measures.”

(4)	Excludes revenue included in the Other segment.
(5)	See further discussion of non-GAAP adjustments under “Non-GAAP Financial Measures.”
(6)

Computed by dividing annualized net income by average common shareholders’ equity or, in the case of non-GAAP return on common equity, computed by dividing non-GAAP net income by average common shareholders’ equity.

(7)

Computed by dividing annualized net income by average tangible shareholders' equity or, in the case of non-GAAP return on tangible common equity, computed by dividing non-GAAP net income by average tangible shareholders' equity. Tangible common shareholders' equity equals total common shareholders' equity less goodwill and identifiable intangible assets.

(8)	Capital ratios are estimates at time of the Company’s earnings release.
(9)	Includes 104, 116, and 106 independent contractors at September 30, 2018, September 30, 2017, and June 30, 2018, respectively.
(10)	Includes client margin balances held by our broker-dealer subsidiaries and securities-based loans held at Stifel Bank & Trust.
(11)	Includes Private Client Group and Trust Business.
(12)	Includes fund networking fees, retirement fees, transaction/handling fees, and ACAT fees.
(13)	Asset management assets included in Private Client Group or Trust accounts.
(14)	Return on assets (ROA) is calculated based on prior period-end balances for Private Client Group and Asset Management, and average quarterly balances for Individual Program Banks.
(15)	Includes Stifel Bank & Trust and Stifel Bank, formerly known as The Business Bank of St. Louis, which was acquired on August 31, 2018.
(16)	Includes net interest, asset management and service fees, and other income.
(17)

Primarily related to charges attributable to integration-related activities, signing bonuses, amortization of restricted stock awards and promissory notes issued as retention, professional fees, and amortization of intangible assets acquired. These costs were directly related to acquisitions of certain businesses and are not representative of the costs of running the Company’s on-going business.

(18)	Primarily related to costs associated with the Company’s legal matters.
(19)	See details of non-GAAP adjustments under “Provision for Income Taxes.”